MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-Mar-97
Reporting Month:  February

                   Class
                   Interest    Beginning       Interest      Interest      Principal      Total            Applied       Ending
Class              Rate        Balance         Accrual       Payment       Payment        Distribution     Losses        Balance
Class A1            5.875000%  $321,845,511.29 $1,575,701.98 $1,575,701.98 $11,960,184.24 $13,535,886.22    $0.00 $309,885,327.05
Class A2           15.000000%   $75,912,000.00   $948,900.00   $948,900.00          $0.00    $948,900.00    $0.00  $75,912,000.00
Class A3            6.200000%   $23,194,657.53   $119,839.06   $119,839.06    $363,191.95    $483,031.01    $0.00  $22,831,465.58
Class A4            6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00    $0.00   $6,000,000.00

                               $426,952,168.82 $2,677,441.04 $2,677,441.04 $12,323,376.19 $15,000,817.23    $0.00 $414,628,792.63

Class               CUSIP               Priority  Principal Type Interest Type
Class A1            589962AP4           Senior    Sequential     Floater
Class A2            589962AQ2           Senior    Sequential     Floater
Class A3            589962AR0           Senior    Sequential     Fixed
Class A4            589962AS8           Senior    Sequential     Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-Mar-97
Reporting Month:  February


                                                                     Interest    Interest    Principal
                    Original        Original  Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class               Balance         Pct Pool  Denomination Date      Factor      Factor      Factor      Balance         Principal
Class A1            $473,800,000.00 79.58%    $1,000.00    28-Feb-97  3.32566902  3.32566902 25.24310730 $309,885,327.05 0.65404248
Class A2             $75,912,000.00 12.75%    $1,000.00    28-Feb-97 12.50000000 12.50000000  0.00000000  $75,912,000.00 1.00000000
Class A3             $26,200,000.00  4.40%    $1,000.00    28-Feb-97  4.57400992  4.57400992 13.86228817  $22,831,465.58 0.87142998
Class A4              $6,000,000.00  1.01%    $1,000.00    28-Feb-97  5.50000000  5.50000000  0.00000000   $6,000,000.00 1.00000000

                    $581,912,000.00                                                                       $414,628,792.63

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         28-Mar-97
Reporting Month       February

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses  Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 3.05% $13,445,320.61 $0.00       $117.00 $428,073,996.24 3.14% $13,445,203.61

Class                      Total Distribution
Surplus                                 $289,768.02

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                16          $2,664,438             0.62%
60+ Days                 4          $1,225,061             0.29%
90+ Days                16          $2,047,642             0.48%
Foreclosure              7            $990,859             0.23%
REO                      7           $2,327734             0.54%

Totals                  50          $9,255,734             2.16%


Advances on Delinquencies                                       $75,604.76
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-Mar-97
Report Date:    February

Collateral Proceeds Account


Beginning Balance                                 $0.00

Deposits                                                  Withdrawals

Interest Net of Servicing Fee             $2,984,485.26   Interest Payments              $2,677,441.04
Principal                                $12,323,493.19   Principal Payments            $12,323,493.19
Deposits From Reserve Fund                        $0.00   Surplus                          $289,768.02
Other Deposits                                    $0.00   MBIA Fee                          $17,276.20
                                                          Discount Principal Reserve             $0.00


Total Deposit                            $15,307,978.45   Total Withdrawals             $15,307,978.45



                                                          Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies